EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Jones Soda Co. (the “Company”) on Form 10-Q for the fiscal quarter ended September 30, 2104 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Jennifer L. Cue, Chief Executive Officer of the Company, and Mark J. Miyata, Vice President of Finance of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jennifer L. Cue
Jennifer L. Cue
Chief Executive Officer

/s/ Mark J. Miyata
Mark J. Miyata
Vice President of Finance

November 10, 2014